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                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1
            TO CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 28, 2002


                                  EQUIFAX INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     Georgia
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                 (State or Other Jurisdiction of Incorporation)

             1-6605                                      58-0401110
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    (Commission File Number)               (I.R.S. Employer Identification No.)


                1550 Peachtree Street, N. W., Atlanta, GA 30309
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              (Address of Principal Executive Offices) (Zip Code)



                                 (404) 885-8000
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               Registrant's telephone number, including area code

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The Registrant hereby amends its Current Report on Form 8-K filed on April 3,
2002 to amend Item 4 and Exhibit 16 of Item 7 in their respective entireties for purposes of clarifying that the Registrant's Board of Directors "dismissed" Arthur Andersen LLP ("Arthur Andersen") as its independent accountants and to file a revised letter from Arthur Andersen which reflects that Arthur Andersen is aware that it was dismissed.

Item 4.  Changes in Registrant's Certifying Accountant

On March 28, 2002, the Board of Directors of Equifax Inc. (the "Company"), upon recommendation of its Audit Committee, decided to dismiss Arthur Andersen as the Company's independent public accountants and engaged Ernst & Young LLP ("Ernst & Young") to serve as the Company's independent public accountants for the Company's fiscal year 2002, effective immediately.

Arthur Andersen's reports on the Company's consolidated financial statements for each of the years ended 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2001 and 2000, and through the date hereof, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached, as Exhibit 16, is a copy of Arthur Andersen's letter, dated March 28, 2002, stating its agreement with such statements.

During the years ended December 31, 2001 and 2000 and through the date hereof, the Company did not consult Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Representatives from Arthur Andersen and from Ernst & Young are expected to be present at the Company's annual meeting of shareholders to be held on May 1, 2002, will have the opportunity to make a statement if they desire, and will be available to answer questions.

                                      -2-

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Item 7. Financial Statements and Exhibits

    (c) Exhibits

        Exhibit 16        Letter from Arthur Andersen LLP to the Securities
        ----------        and Exchange Commission, dated March 28, 2002,
                          regarding change in certifying accountant.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 9, 2002                    EQUIFAX INC.

                                       By: /s/ Philip J. Mazzilli
                                          -----------------------------------
                                          Philip J. Mazzilli
                                          Executive Vice President
                                          and Chief Financial Officer

                                      -3-

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EXHIBIT INDEX

The following Exhibits are being filed with this Report.

Exhibit         Description
Number          -----------
-------
16              Letter from Arthur Andersen LLP to the Securities
                and Exchange Commission, dated March 28, 2002, regarding change in certifying accountant.

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